AMENDMENT TO : Coalbed Methane lease between E &Pco, LLC and International Paper in Caldwell Parish, LA. dated 1st day of May, 2008 .

This Amendment , with an effective date of April 30, 2011 by and between BRP LLC, successor in interest to INTERNATIONAL PAPER COMPANY, hereinafter sometimes referred to as "Lessor" and E &Pco LLC, a Texas limited liability company hereinafter sometimes referred to as "Lessee."

WITNESSETH:

WHEREAS, it is the mutual desire of Lessor and Lessee to amend provisions of said Agreement as hereinafter provided;

NOW THEREFORE , for and in consideration of the negotiated sum of $19,322 and other good and valuable consideration , the receipt and sufficiency of which are hereby acknowledged , it is agreed that:

The primary term of the lease is extended by 12 months, until April 30, 2012.

Except as amended hereby, said Lease Agreement shall remain unchanged.

WITNESSES:	LESSOR:
BRP LLC

/s/ R. T. Kaczorowski
R. T. Kaczorowski, Vice President-Operations
Date: 6/10/2011

WITNESSES:	LESSEE:
E &Pco, LLC

/s/ Osman Kaldirim,Jr
Osman Kaldirim, Jr., Vice President
Date: 6/14/2011
STATE OF TEXAS

COUNTY OF HARRIS

Before me, the undersigned authority, on this day personally appeared Osman Kaldirim, Jr, Vice President of E &Pco LLC,, LLC a limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said limited liability company .

Given under my hand and seal of office this 14th day June 2011.

/s/ Donna C Brook
Notary Public in/and for	Harris Country
The State of Texas
My commission expires:	12/13/2012

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

Before me, the undersigned authority, on this day personally appeared RAY T. KACZOROWSKI, Vice President-Operations for BRP LLC, a Delaware limited Liability Company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed , in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal of office this 10th day of June 2011.

/s/ Patricia A. Smith
Notary Public in/and for	HARRIS Country
The State of Texas __
My commission expires:	9/12/2011

AMENDMENT TO : Coalbed Methane lease between E &Pco, LLC and International Paper in Caldwell Parish, LA. dated 1st day of May, 2008.

This Amendment , with an effective date of April 30, 2012 by and between BRP LLC, successor in interest to INTERNATIONAL PAPER COMPANY, hereinafter sometimes referred to as "Lessor" and E &Pco LLC, a Texas limited liability company hereinafter sometimes referred to as "Lessee."

WITNESSETH:

WHEREAS, it is the mutual desire of Lessor and Lessee to amend provisions of said Agreement as hereinafter provided;

NOW THEREFORE, for and in consideration of the negotiated sum of $19,322 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged , it is agreed that:

The primary term of the lease is extended by 12 months, until April 30, 2013.

Except as amended hereby, said Lease Agreement shall remain unchanged.

WITNESSES:	LESSOR:
BRP LLC

/s/ Randy R. Cornele	/s/ R. T. Kaczorowski
Randy R. Cornele	R. T. Kaczorowski, Vice President-Operations
Date: 5-1-2012

WITNESSES:	LESSEE:
E &Pco, LLC

/s/ Osman Kaldirim,Jr
Osman Kaldirim,Jr., Vice President
Date: 4/30/2012

STATE OF TEXASC OUNTY OF HARRIS

Before me, the undersigned authority, on this day personally appeared Osman Kaldirim, Jr, Vice President of E &Pco LLC,, LLC a limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said limited liability company.

Given under my hand and seal of office this 30th day April 2012.

/s/ Tashfeen Brohi
Notary Public in/and for	Houston
The State of	IX
My commision expires	June 1,2012

STATE OF TEXAS	$
$
COUNTY OF HARRIS	$

Before me, the undersigned authority, on this day personally appeared RAY T. KACZOROWSKI, Vice President-Operations for BRP LLC, a Delaware limited Liability Company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal of office this 2nd of MAY 2012

/s/ Donna C Brook
Notary Public in/and for	Harris County
The State of	Texas
My commision expires	12/13/2012

AMENDMENT TO : Coalbed Methane lease between E &Pco, LLC and International Paper in Caldwell Parish, LA. dated 1st day of May, 2008.

This Amendment, with an effective date of April 30, 2013 by and between BRP LLC, successor in interest to INTERNATIONAL PAPER COMPANY, hereinafter sometimes referred to as “Lessor” and E &Pco LLC, a Texas limited liability company hereinafter sometimes referred to as “Lessee.”

WITNESSETH:

WHEREAS, it is the mutual desire of Lessor and Lessee to amend provisions of said Agreement as hereinafter provided;

NOW THEREFORE, for and in consideration of the negotiated sum of $19,322 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed that:

The primary term of the lease is extended by 12 months, until April 30, 2014.

Except as amended hereby, said Lease Agreement shall remain unchanged.

LESSOR:
BRP LLC

/s/ R.T. Kaczorowski
R. T. Kaczorowski, Vice President-Operations
Date: 4/9/2013

WITNESSES:	LESSEE:
E.&Pco, LLC

/s/ Osman Kaldirim
Osman Kaldirim, Jr., Vice President
Date: 4/5/2013

STATE OF TEXAS COUNTY OF HARRIS

Before me, the undersigned authority, on this day personally appeared Osman Kaldirim, Jr, Vice President of E &Pco LLC,, LLC a limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said limited liability company.

Given under my hand and seal of office this 5th day April 2013.

Notary Public in/and for
The State of Texas
My commission expires: August 16,2014

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

Before me, the undersigned authority, on this day personally appeared RAY T. KACZOROWSKI, Vice President-Operations for BRP LLC, a Delaware limited Liability Company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal of office this 9th day of April 2013.

Notary Public in/and for
The State of Texas
My commission expires: 12/13/2016